NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Oak Valley Bancorp
(Exact name of Registrant as Specified in its Charter)

California	001-34142	26-2326676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 N. Third Ave. Oakdale, CA 95361
(Address of Principal Executive Offices including Zip Code)

(209) 848-2265
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure under Item 5.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to 2008 Salary Continuation Agreement with Christopher M. Courtney and 2016 Salary Continuation Agreement

Oak Valley Bancorp (the “Company”) and Christopher M. Courtney, who is the Company’s President and Chief Executive Officer (“Courtney”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 Courtney Agreement”). Under the 2008 Courtney Agreement, the Company would make maximum annual payments of $85,000 for 20 years following his retirement at the age of 62.

The 2008 Courtney Agreement was amended by that First Amendment as of July 1, 2016 (the “Courtney First Amendment”). The 2008 Courtney Agreement continues to be effective, as amended by the Courtney First Amendment. The Company and Courtney also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 Courtney Agreement”).

The purpose of the Courtney First Amendment and the 2016 Courtney Agreement was to reduce the term of the benefits payable under the 2008 Courtney Agreement from a term of 20 years to 15 years. The descriptions of the Courtney First Amendment and the 2016 Courtney Agreement contained herein are qualified in their entirety by this reference to the Courtney First Amendment and 2016 Courtney Agreement that are filed herewith as exhibits 10.1 and 10.2 and incorporated herein.

Courtney First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $625,291 (the “Courtney Accrual Balance”) for benefits to be paid under the 2008 Courtney Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 Courtney Agreement. The Courtney Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until December 31, 2021 and during any payment period.

Courtney First Amendment – Payment of Benefits. The Courtney First Amendment revised the benefits under the 2008 Courtney Agreement as follows:

●

If a termination of Courtney’s employment occurs on or after the age of 62 for reasons other than death (“Normal Retirement”), the Company will pay one-twelfths of $98,298 to Courtney in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “Courtney 10-Year Benefit”).

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death, disability, for cause, or following a change-in-control (collectively, an “Early Retirement”), the Company will pay a certain lump sum amount of the Courtney Accrual Balance at that time, as set forth on Schedule A to the Courtney First Amendment (the “Courtney Lump Sum Amount”).

●	If Courtney terminates his employment due to a disability before the age of 62, the Company will pay a certain Courtney Lump Sum Amount.

●

If there is a change-in-control of the Company, followed by a termination of employment before the age of 62 within 24 months of the change-in-control (a “Change-in-Control Termination”), the Company will pay the Courtney 10-Year Benefit.

●	If Courtney dies prior to his termination of employment, the Company will pay a certain Courtney Lump Sum Amount to Courtney’s beneficiary in lieu of any other benefit.

●	If Courtney dies following his termination of employment, the Company will pay Courtney’s beneficiary the same amounts as the Company would have paid Courtney.

2016 Courtney Agreement. The primary benefits under the 2016 Courtney Agreement are:

●

If a termination of Courtney’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $104,000 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $5,702 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New Courtney Benefit”).

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death, disability, for cause, or within 24 months of a change-in-control (collectively, an “Early Termination”), the Company will pay an early termination benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New Courtney Benefit.

●

If Courtney dies prior to his termination of employment, the Company will pay Courtney’s beneficiary the death benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If Courtney dies while receiving payments, the Company will pay Courtney’s beneficiary any outstanding amounts as the Company would have paid Courtney.

First Amendment to 2008 Salary Continuation Agreement with Richard A. McCarty and 2016 Salary Continuation Agreement

The Company and Richard A. McCarty, who is the Company’s Senior Executive Vice President, Chief Operating Officer and Secretary (“McCarty”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 McCarty Agreement”). Under the 2008 McCarty Agreement, the Company would make maximum annual payments of $65,000 for 20 years following his retirement at the age of 62.

The 2008 McCarty Agreement was amended by that First Amendment as of July 1, 2016 (the “McCarty First Amendment”). The 2008 McCarty Agreement continues to be effective, as amended by the McCarty First Amendment. The Company and McCarty also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 McCarty Agreement”).

The purpose of the McCarty First Amendment and the 2016 McCarty Agreement was to reduce the term of the benefits payable under the 2008 McCarty Agreement from a term of 20 years to 15 years. The descriptions of the McCarty First Amendment and the 2016 McCarty Agreement contained herein are qualified in their entirety by this reference to the McCarty First Amendment and 2016 McCarty Agreement that are filed herewith as exhibits 10.3 and 10.4 and incorporated herein.

McCarty First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $474,646 (the “McCarty Accrual Balance”) for benefits to be paid under the 2008 McCarty Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 McCarty Agreement. The McCarty Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until December 31, 2021 and during any payment period.

McCarty First Amendment – Payment of Benefits. The McCarty First Amendment revised the benefits under the 2008 McCarty Agreement as follows:

●

If a termination of McCarty’s employment occurs under a Normal Retirement, the Company will pay one-twelfths of $74,616 to McCarty in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “McCarty 10-Year Benefit”).

●

If a termination of McCarty’s employment occurs under an Early Retirement, the Company will pay a certain lump sum amount of the McCarty Accrual Balance at that time, as set forth on Schedule A to the McCarty First Amendment (the “McCarty Lump Sum Amount”).

●	If McCarty terminates his employment due to a disability before the age of 62, the Company will pay a certain McCarty Lump Sum Amount.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the McCarty 10-Year Benefit.

●	If McCarty dies prior to his termination of employment, the Company will pay a certain McCarty Lump Sum Amount to McCarty’s beneficiary in lieu of any other benefit.

●	If McCarty dies following his termination of employment, the Company will pay McCarty’s beneficiary the same amounts as the Company would have paid McCarty.

2016 McCarty Agreement. The primary benefits under the 2016 McCarty Agreement are:

●

If a termination of McCarty’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $80,000 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $5,384 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New McCarty Benefit”).

●

If a termination of McCarty’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of McCarty’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New McCarty Benefit.

●

If McCarty dies prior to his termination of employment, the Company will pay McCarty’s beneficiary the death benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If McCarty dies while receiving payments, the Company will pay McCarty’s beneficiary any outstanding amounts as the Company would have paid McCarty.

First Amendment to 2008 Salary Continuation Agreement with Michael J. Rodrigues and 2016 Salary Continuation Agreement

The Company and Michael J. Rodrigues, who is the Company’s Executive Vice President and Chief Credit Officer (“Rodrigues”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 Rodrigues Agreement”). Under the 2008 Rodrigues Agreement, the Company would make maximum annual payments of $50,000 for 20 years following his retirement at the age of 62.

The 2008 Rodrigues Agreement was amended by that First Amendment as of July 1, 2016 (the “Rodrigues First Amendment”). The 2008 Rodrigues Agreement continues to be effective, as amended by the Rodrigues First Amendment. The Company and Rodrigues also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 Rodrigues Agreement”).

The purpose of the Rodrigues First Amendment and the 2016 Rodrigues Agreement was to reduce the term of the benefits payable under the 2008 Rodrigues Agreement from a term of 20 years to 15 years. The descriptions of the Rodrigues First Amendment and the 2016 Rodrigues Agreement contained herein are qualified in their entirety by this reference to the Rodrigues First Amendment and 2016 Rodrigues Agreement that are filed herewith as exhibits 10.5 and 10.6 and incorporated herein.

Rodrigues First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $92,640 (the “Rodrigues Accrual Balance”) for benefits to be paid under the 2008 Rodrigues Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 Rodrigues Agreement. The Rodrigues Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until Rodrigues reaches the age of 67 and during any payment period.

Rodrigues First Amendment – Payment of Benefits. The Rodrigues First Amendment revised the benefits under the 2008 Rodrigues Agreement as follows:

●

If a termination of Rodrigues’s employment occurs under Normal Retirement, the Company will pay one-twelfths of $27,470 to Rodrigues in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “Rodrigues 10-Year Benefit”).

●

If a termination of Rodrigues’s employment occurs under an Early Retirement, the Company will pay a certain lump sum amount of the Rodrigues Accrual Balance at that time, as set forth on Schedule A to the Rodrigues First Amendment (the “Rodrigues Lump Sum Amount”).

●	If Rodrigues terminates his employment due to a disability before the age of 62, the Company will pay a certain Rodrigues Lump Sum Amount.

●	If there is a change-in-control of the Company, followed by a Change-in-Control Termination, the Company will pay the Rodrigues 10-Year Benefit.

●	If Rodrigues dies prior to his termination of employment, the Company will pay a certain Rodrigues Lump Sum Amount to Rodrigues’s beneficiary in lieu of any other benefit.

●	If Rodrigues dies following his termination of employment, the Company will pay Rodrigues’s beneficiary the same amounts as the Company would have paid Rodrigues.

2016 Rodrigues Agreement. The primary benefits under the 2016 Rodrigues Agreement are:

●

If a termination of Rodrigues’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $61,125 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $33,655 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New Rodrigues Benefit”).

●

If a termination of Rodrigues’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Rodrigues’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New Rodrigues Benefit.

●

If Rodrigues dies prior to his termination of employment, the Company will pay Rodrigues’s beneficiary the death benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If Rodrigues dies while receiving payments under the 2016 Rodrigues Agreement, the Company will pay Rodrigues’s beneficiary any outstanding amounts as the Company would have paid Rodrigues.

2016 Salary Continuation Agreement with Jeffrey Gall

Effective July 1, 2016, the Company and Jeffrey Gall, who is the Company’s Senior Vice President and Chief Financial Officer (“Gall”), entered into a 2016 Salary Continuation Agreement (the “Gall Agreement”). The description of the Gall Agreement contained herein is qualified in its entirety by this reference to the Gall Agreement that is filed herewith as exhibit 10.7 and incorporated herein.

Payment of Benefits under the Gall Agreement. The Company will pay the following benefits to Gall under these conditions:

●

If a termination of Gall’s employment occurs under Normal Retirement, the Company will pay $61,125 annually to Gall for 15 years in equal monthly installments starting with the month following the termination.

●

If a termination of Gall’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Gall’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay $61,125 annually to Gall for 15 years in equal monthly installments starting with the month following the termination.

●

If Gall dies prior to his termination of employment, the Company will pay Gall’s beneficiary a death benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to Gall’s death.

●	If Gall dies while receiving payments and while outstanding amounts remain under the Gall Agreement, the Company will pay Gall’s beneficiary the same amounts as the Company would have paid Gall.

2016 Salary Continuation Agreements – No Benefits

No benefits will be paid to Courtney, McCarty, Rodrigues, or Gall under their 2016 Salary Continuation Agreements if any of them (i) were terminated for cause, (ii) commits suicide within 2 years of July 1, 2016, or (iii) experiences a denial of coverage for material misstatements in a life insurance policy application or for any reason under a life insurance policy owned by the Company covering them.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

10.1	The Courtney First Amendment.
10.2	The 2016 Courtney Agreement.
10.3	The McCarty First Amendment.
10.4	The 2016 McCarty Agreement.
10.5	The Rodrigues First Amendment.
10.6	The 2016 Rodrigues Agreement.
10.7	The Gall Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK VALLEY BANCORP

Date: June 9, 2017	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	The Courtney First Amendment.
10.2	The 2016 Courtney Agreement.
10.3	The McCarty First Amendment.
10.4	The 2016 McCarty Agreement.
10.5	The Rodrigues First Amendment.
10.6	The 2016 Rodrigues Agreement.
10.7	The Gall Agreement.